Exhibit 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of LipidViro Tech, Inc. (the “Company”) on Form 10-K for the period ending December 31, 2012, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Thomas J. Howells, President and Chief Executive Officer and Shelley Goff, Treasurer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	March 13, 2013	By:	/s/Thomas J. Howells
Thomas J. Howells, President and Chief Executive Officer

Date:	March 13, 2013	By:	/s/Shelley Goff
Shelley Goff, Treasurer